Exhibit 10.1

      AMENDMENT TO AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT dated as of April 20, 2005 (the “Amendment”) among CMC RECEIVABLES, INC. (the “Seller”), COMMERCIAL METALS COMPANY (the “Servicer”), THREE RIVERS FUNDING CORPORATION and LIBERTY STREET FUNDING CORP. (collectively, the “Buyers”), THE BANK OF NOVA SCOTIA and MELLON BANK, N.A. (collectively, the “Managing Agents”) and MELLON BANK, N.A., as Administrative Agent (the “Administrative Agent”).

W I T N E S S E T H:

      WHEREAS, the Seller, the Servicer, the Buyers, the Managing Agents and the Administrative Agent are parties to an Amended and Restated Receivables Purchase Agreement dated as of April 22, 2004 (the “RPA”);

      WHEREAS, the parties desire to amend the RPA;

      NOW, THEREFORE, the parties agree as follows:

SECTION 1. DEFINITIONS

      Defined terms used herein and not defined herein shall have the meanings assigned to such terms in the RPA.

SECTION 2. AMENDMENT OF RPA

      The parties hereto agree that, effective as of April 20, 2005 (the “Effective Date”), the definition of “Commitment Termination Date” set forth in Section 1.01 of the RPA shall be amended by replacing the date “April 20, 2005” set forth therein with the date “April 14, 2006”.

SECTION 3. CONDITIONS PRECEDENT

      The occurrence of the Effective Date shall be subject to the conditions precedent that the each of the Buyers shall have received this Amendment executed by each party hereto in form and substance satisfactory to it.

SECTION 4. GOVERNING LAW

      THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO ITS CONFLICTS OF LAWS RULES (OTHER THAN SECTION 5-1401 OF NEW YORK’S GENERAL OBLIGATIONS LAW).

SECTION 5. EXECUTION IN COUNTERPARTS

      This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which, when so executed, shall be deemed to be an original and all of which, when taken together, shall constitute one and the same Amendment. Delivery of an executed counterpart of a signature page to this Amendment by facsimile shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 6. CONFIRMATION OF AGREEMENT

      Each of the parties to the RPA agree that, except as amended hereby, the RPA continues in full force and effect. The Seller and the Servicer hereby represent and warrant that, after giving effect to the effectiveness of this Amendment, their respective representations and warranties contained in the RPA are true and correct in all material respects upon and as of such effectiveness with the same force and effect as though made on and as of such date (except to the extent that such representations and warranties relate solely to an earlier date).

      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their authorized officers as of the day and year first above written.

CMC RECEIVABLES, INC.
By:	/s/ Louis Federle
Authorized Signatory

COMMERCIAL METALS COMPANY
By:	/s/ Louis Federle
Authorized Signatory

THREE RIVERS FUNDING CORPORATION
By:	/s/ Bernard J. Angelo
Authorized Signatory

MELLON BANK, N.A., as Managing Agent and Administrative Agent
By:	/s/ Jonathan F. Widich
Authorized Signatory

LIBERTY STREET FUNDING CORP.
By:	/s/ Bernard J. Angelo
Authorized Signatory

THE BANK OF NOVA SCOTIA
By:	/s/ Michael Eden
Authorized Signatory

Acknowledged and Agreed to by:

STRUCTURAL METALS, INC.
By:	/s/ Louis Federle
Authorized Signatory

SMI STEEL, INC.
By:	/s/ Louis Federle
Authorized Signatory

OWEN ELECTRIC STEEL COMPANY OF SOUTH CAROLINA d/b/a SMI STEEL SOUTH CAROLINA
By:	/s/ Louis Federle
Authorized Signatory

CMC STEEL FABRICATORS, INC. d/b/a SMI JOIST COMPANY
By:	/s/ Louis Federle
Authorized Signatory

HOWELL METAL COMPANY
By:	/s/ Louis Federle
Authorized Signatory

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